SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                    __________


                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934



                            Date of Report: April 10, 1995


                                FRONTIER CORPORATION
               -------------------------------------------------------
              (Exact name of registrant as specified in its charter)


                   New York              1-4166                 16-061330
                --------------        --------------       -------------------
                (State or other       (Commission          (I.R.S. Employer
                jurisdiction of        File Number)        Identification No.)
                organization)


                    180 South Clinton Avenue, Rochester, New York 14646
                    ---------------------------------------------------
                    (Address of principal executive offices) (Zip Code)


                 Registrant's telephone number, including area code:

                                   (716) 777-7100
                         ----------------------------------

Item 5. Other Events.
        -------------

     On April 10, 1995, Frontier Corporation (the "Corporation") and ALC Communications Corporation ("ALC") announced that they have entered into an Agreement and Plan of Merger providing, subject to the terms and conditions set forth therein, for the merger of a wholly-owned subsidiary of the Corporation ("Sub") with and into ALC. Copies of the press release and the aforementioned agreement are attached as exhibits hereto and are incorporated herein by reference.


Item 7. Financial Statements and Exhibits
        ---------------------------------

     (c) Exhibits

          (2) Agreement and Plan of Merger dated as of April 9, 1995 among the Corporation, Sub and ALC.

          (20)    Press Release.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FRONTIER CORPORATION
                                             (Registrant)

Date: April 10, 1995
                                          By: /s/ Louis L. Massaro
                                             -----------------------------
                                             Louis L. Massaro
                                             Corporate Vice President-
                                             Finance and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit                                                          Sequentially
Number                  Description of Exhibit                   Numbered Page
- -------                 ----------------------                   -------------

 (2) Agreement and Plan of Merger dated as of April 9, 1995 among the Corporation, Sub and ALC.

 (20)        Press Release.






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